                               IIC INDUSTRIES INC.
                          171 MADISON AVENUE, SUITE 200
                            NEW YORK, NEW YORK 10016

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

                                DECEMBER 10, 2001

                          ---------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of IIC INDUSTRIES INC. (the "Company") will be held on Monday, December 10, 2001 at 3:00 P.M., London time (10:00 A.M., New York time), at the New York Video Conference Center, 39 West 37th Street, 6th Floor, New York, New York 10018, for the following purposes:


    Proposal (1)    to elect five directors, to serve until the next Annual
                    Meeting and until their respective successors shall have been duly chosen and qualified;


    Proposal (2)    to ratify the selection of KPMG Hungaria Kft. as
                    independent public accountants of the Company for the year ending December 31, 2001; and


    Proposal (3)    to transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.


     Only the holders of record of Common Stock of the Company at the close of business on November 5, 2001, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at such Annual Meeting, or any adjournment thereof.


     A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000 is being mailed with the attached proxy statement.


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.


                                        By Order of the Board of Directors



                                        Fortunee F. Cohen
                                        Secretary


New York, New York
November 30, 2001

                               IIC INDUSTRIES INC.
                          171 MADISON AVENUE, SUITE 200
                            NEW YORK, NEW YORK 10016

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 10, 2001

                              ---------------------

                               GENERAL INFORMATION


     This Proxy Statement and the accompanying proxy are being furnished in connection with the solicitation by the Board of Directors of IIC INDUSTRIES INC. (the "Company") of proxies for use in voting at the Annual Meeting of Stockholders of the Company to be held on Monday, December 10, 2001 at 3:00 P.M., London time (10:00 A.M., New York time), at the New York Video Conference Center, 39 West 37th Street, 6th Floor, New York, New York 10018, and at any adjournment or adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof. Unless instructions to the contrary are received, proxies will be voted in favor of the proposals referred to herein. A proxy executed in the form enclosed may be revoked by the person signing the same by giving written notice of the revocation to the Secretary of the Company at any time before the authority granted thereby is exercised.


     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.


                                 VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Common Stock of the Company. Only stockholders of record at the close of business on November 5, 2001 will be entitled to receive notice of and to vote at the meeting. Each holder of Common Stock as of November 5, 2001 is entitled to one vote for each share held. As of November 5, 2001 the Company had outstanding a total of 5,693,472 shares of such stock.


The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast on the proposed election of directors, but will have the same legal effect as a vote against the ratification of the appointment of independent auditors. Broker non-votes are not counted as votes cast on any matter to which they relate.

                              ---------------------

     CP Holdings, the majority stockholder of the Company, is presently engaged in a tender offer/going-private transaction to purchase all of the shares of common stock of the Company not presently owned by CP Holdings, for $10.50 net per share. The tender offer expires on December 17, 2001.

                              ---------------------

                      PROPOSAL (1) -- ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of five members. There is one vacancy on the Board due to the resignation of Mr. Wilfred Wyler earlier this year. Proxies cannot be voted for a greater number of persons than the number of nominees named. At the forthcoming Annual Meeting, five persons have been nominated by the Board of Directors for election to hold office until the next Annual Meeting and until their successors are elected and have been qualified.

     Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named below for the five directors to be elected by the stockholders at the Annual Meeting to serve until the next Annual Meeting and until their respective successors shall have been duly chosen and qualified. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election. The election of directors requires a plurality vote of those shares of Common Stock represented at the meeting. The nominees are:

     Sir Bernard Schreier, 83, has been the Chairman of the Board and a Director of the Company since August 6, 1989, and has been President of the Company since October 25, 1989. Sir Bernard serves as Chairman of the Board of CP Holdings Limited ("CP Holdings"), which through a wholly-owned subsidiary, is the majority stockholder of the Company. Sir Bernard also serves as Deputy Chairman of Bank Leumi (UK) PLC and is currently a director of Bank Leumi (Switzerland).

     Robert M. Levy, 47, was elected as a Director of the Company on November 14, 2000. Mr. Levy has been an Executive Director of CP Holdings since May 1, 1998. Prior to that, Mr. Levy was with Bank Leumi (UK), PLC.

     Robert Glatter, 64, was appointed a Director of the Company on August 1, 2000. Since June 1967, Mr. Glatter has been self-employed as a financial consultant. Mr. Glatter has been a Non-Executive Director of CP Holdings since May 1, 1998. Prior to that, Mr. Glatter was a partner of Blick Rothenberg, Chartered Accountants. Mr. Glatter currently serves as a director of Bank Leumi
(UK), PLC.

     John E. Smith, 52, was appointed a Director of the Company on October 25, 1998. Mr. Smith has been Chief Financial Officer and Assistant Secretary of the Company since November 2000. Mr. Smith has been an Executive Director of CP Holdings since January 1, 1992.

     Alfred L. Simon, 61, has been a Director of the Company since September 4, 1990. Since June 1988, Mr. Simon has been a Managing Associate of American Capital Group. From 1985 to 1987, Mr. Simon was Vice President of Corporate Finance at Gruntal & Co., Incorporated.


MEETINGS AND COMMITTEE OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held one (1) meeting during the fiscal year ended December 31, 2000, and the Audit Committee also held one (1) meeting during such fiscal year. Each current director attended the meeting of the Board of Directors and of the committee of which he was a member during such year. The Company has no standing nominating or compensation committee of the Board of Directors.

     The members of the Audit Committee are Robert Glatter and Alfred Simon. Wilfred Wyler had been appointed to the Audit Committee, but subsequently resigned. The Audit Committee recommends to the Board of Directors the engagement of the independent auditors, and has the authority to review with the auditors and with the Company's management all matters relating to the annual audit of the Company.


AUDIT COMMITTEE REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2000 audited financial statements.

   o The Committee has reviewed and discussed the Company's 2000 audited financial statements with the Company's management;


   o  The Committee has discussed with the independent auditors (KPMG Hungaria
      Kft) the matters required to be discussed by SAS 61 which includes, among other items, matters related to the conduct of the audit of the Company's financial statements;


   o The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors the auditors' independence from the Company; and


   o Based on review and discussions of the Company's 2000 audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2000 audited financial statements be included in the Company's Annual Report on Form 10-K.


                                            The Audit Committee:
                                            Robert Glatter
                                            Alfred Simon


AUDIT COMMITTEE CHARTER

     The Audit Committee has adopted its written Charter and the Charter is expected to be adopted by the Board of Directors at its next meeting.


INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     Alfred Simon, who is a member of the Audit Committee, is independent as defined by the applicable Nasdaq standards. Wilfred Wyler, a former independent member of the Audit Committee, resigned as a director of the Company as of June 1, 2001. Due to the resignation of Mr. Wyler, the Company has only one independent director on the Audit Committee. The Company is currently searching for another independent director to replace Mr. Wyler.

         PROPOSAL (2) -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


     KPMG Hungaria Kft. ("KPMG"), certified public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 2000. Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of KPMG as independent public accountants to the Company to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001, to serve until the next Annual Meeting of Stockholders, unless such employment shall be earlier terminated. That firm has reported to the Company that it is independent within the meaning of the Exchange Act and Rule 2.01 of Regulation S-X, and that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years with the Company or any of its subsidiaries, in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The ratification requires a majority vote of those shares of Common Stock represented at the Annual Meeting. Representatives of KPMG are expected to be available to the meeting and will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.

     The aggregate fees billed for professional services by KPMG for the fiscal year ended December 31, 2000 were as follows:

     Audit Fees: KPMG's fees in connection with its quarterly reviews and year end audits for the fiscal year ended December 31, 2000 were $86,250.

     Financial Information Systems Design and Implementation Fees: There were no fees incurred for Financial Information Systems Design and Implementation for the fiscal year ended December 31, 2000.

     All Other Fees: KPMG's fees for all other services provided in the fiscal year ended December 31, 2000 were $26,000, which were primarily for tax services.

     The Audit Committee has considered whether the provision of non-audit services by KPMG is compatible with maintaining auditor independence. The Audit Committee resolved that the provision of such services has not impaired the independence of KPMG.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL 2. THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                              ---------------------

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT


     The following table sets forth certain information, as of November 20, 2001, concerning the ownership of the Common Stock by (a) each of the Company's current directors and nominees, (b) all current directors, officers and significant employees of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table have the sole voting and investment power with respect to the shares indicated.

                                                                SHARES OF
                                                              COMMON STOCK        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIALLY OWNED     OF CLASS
------------------------------------------------------------------------------------------
 Kenyon Phillips Limited                                        4,484,387           78.8%
 c/o CP Holdings Limited
 Otterspool Way
 Watford
 Hertfordshire WD25 8JP England
------------------------------------------------------------------------------------------
 CP Holdings Limited                                            4,484,387(1)        78.8%
 Otterspool Way
 Watford
 Hertfordshire WD25 8JP England
------------------------------------------------------------------------------------------
 Sir Bernard Schreier                                           4,484,387(2)        78.8%
 Heriots
 Stanmore Common
 Middlesex HA7 3HG England
------------------------------------------------------------------------------------------
 Robert M. Levy(3)                                                    -0-             --
 50/1, Belsize Square
 London, NW3 4HN England
------------------------------------------------------------------------------------------
 John Smith(3)                                                        -0-             --
 10 Bearswood End
 Beaconsfield, Bucks HP9 2NR England
------------------------------------------------------------------------------------------
 Robert Glatter(3)                                                    -0-             --
 41 Downage
 London, NW4 1AS England
------------------------------------------------------------------------------------------
 Alfred L. Simon                                                      -0-             --
 334 West 87th Street, #6A
 New York, New York 10024
------------------------------------------------------------------------------------------
 The Estate of Gideon Schreier(4)                                  68,000            1.2%
 Kensworth House
 The Lynch, Nr. Kensworth
 S Beds LU6 3QZ England
------------------------------------------------------------------------------------------
 Fortunee F. Cohen                                                     96(5)           *
 1967 East 1st Street
 Brooklyn, New York 11223
------------------------------------------------------------------------------------------
 Jozsef Ferenc Polgar                                                 -0-             --
 1133 Budapest
 Ipoly UTCA 5/F
 Hungary
------------------------------------------------------------------------------------------
 Zvi Borowitsh                                                        -0-             --
 8 Hamanor Street
 P.O.B. 214 Holon
 58101 Israel
------------------------------------------------------------------------------------------
 All directors and executive officers and significant           4,484,483(6)        78.8%
 employees as a group (8 persons)
------------------------------------------------------------------------------------------

----------
* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

(1) Represents 4,484,387 shares of Common Stock beneficially owned by CP Holdings through its wholly-owned subsidiary Kenyon Phillips Ltd. ("Kenyon"), but excludes shares that have been tendered pursuant to the tender offer. See "Certain Transactions."

(2) Represents 4,484,387 shares of Common Stock beneficially owned by CP Holdings through Kenyon. Sir Bernard Schreier is Chairman of CP Holdings, and Chairman and President of the Company. Sir Bernard owns 5% of CP Holdings' voting securities. Sir Bernard also serves as trustee for (i) a trust for the benefit of his late son's family, which owns 30% of CP Holdings' voting securities, (ii) a trust for the benefit of his daughter, which owns 25% of CP Holdings' voting securities, and (iii) a trust for the benefit of his daughter's children, which owns 5% of CP Holdings' voting securities. In addition, Sir Bernard's daughter owns 25% of CP Holdings' voting securities.

(3) Mr. Levy is an executive director of CP Holdings and a director of the Company. Mr. Smith is an executive director of CP Holdings and Chief Financial Officer, Assistant Secretary and a director of the Company. Mr. Glatter is a non-executive director of CP Holdings and a director of the Company.

(4) The Estate of Gideon Schreier owns 10% of CP Holdings' voting securities. Sir Bernard is not an affiliate of the Estate.

(5) Represents 96 shares of Common Stock beneficially owned by Fortunee F. Cohen, as custodian for Joyce Cohen and Elliott Cohen, who each own 48 shares of Common Stock. Ms. Cohen is the Company's Secretary.

(6) Represents 4,484,387 shares of Common Stock beneficially owned by CP Holdings through Kenyon and 96 shares of Common Stock beneficially owned by Fortunee F. Cohen, the Company's Secretary.


     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and persons who own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.


     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, during 2000 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information, as of October 31, 2001, relating to each director, executive officer and significant employee of the Company.


           NAME             AGE                   POSITION WITH THE COMPANY
-------------------------- ----- ----------------------------------------------------------
    Sir Bernard Schreier   83    Chairman of the Board, President and Director
    Fortunee F. Cohen      74    Secretary
    Robert M. Levy         47    Director
    Robert Glatter(1)      64    Director
    John E. Smith          52    Director, Chief Financial Officer and Assistant Secretary
    Alfred L. Simon(1)     61    Director
    Jozsef Ferenc Polgar   58    Chief Executive Officer of Investor
    Zvi Borowitsh          63    Managing Director of Israel Tractor

----------
(1)   Member of Audit Committee

     Sir Bernard Schreier has been the Chairman of the Board and a Director of the Company since August 6, 1989, and has been President of the Company since October 25, 1989. Sir Bernard serves as Chairman of the Board of CP Holdings, which through a wholly-owned subsidiary, is the majority stockholder of the Company. Sir Bernard also serves as Deputy Chairman of Bank Leumi (UK) PLC and is currently a director of Bank Leumi (Switzerland).

     Fortunee F. Cohen has served as Secretary of the Company since October 25, 1989. Prior to her appointment as Secretary, Ms. Cohen was the Director of Shareholder Relations of the Company.

     Robert M. Levy was elected as a Director of the Company on November 14, 2000. Mr. Levy has been an Executive Director of CP Holdings since May 1, 1998. Prior to that, Mr. Levy was with Bank Leumi (UK), PLC.

     Robert Glatter was appointed a Director of the Company on August 1, 2000. Since June 1967, Mr. Glatter has been self-employed as a financial consultant. Mr. Glatter has been a Non-Executive Director of CP Holdings since May 1, 1998. Prior to that, Mr. Glatter was a partner of Blick Rothenberg, Chartered Accountants. Mr. Glatter currently serves as a director of Bank Leumi (UK), PLC.

     John E. Smith was appointed a Director of the Company on October 25, 1998. Mr. Smith has been Chief Financial Officer and Assistant Secretary of the Company since November 2000. Mr. Smith has been an Executive Director of CP Holdings since January 1, 1992.

     Alfred L. Simon has been a Director of the Company since September 4, 1990. Since June 1988, Mr. Simon has been a Managing Associate of American Capital Group. From 1985 to 1987, Mr. Simon was Vice President of Corporate Finance at Gruntal & Co., Incorporated.

     The following executive officers of the Company's subsidiaries perform significant policy making functions for the Company:

     Jozsef Ferenc Polgar is the Chief Executive Officer of Investor and Chairman of the Board of Interag. On March 31, 1994, Mr. Polgar was appointed a Director of Agrimpex and subsequently elected by the Board as Chairman of Agrimpex. Prior to his positions with Investor and its subsidiaries, Mr. Polgar was the General Manager of trade development and finance at the Hungarian Ministry of Trade (1975-1988) and head of the business department of Prometheus company (1970-1975).

     Zvi Borowitsh has been the Managing Director of Israel Tractors since July 1989 and the Deputy Chairman of Zoko Ltd. since April 2001. Mr. Borowitsh is also the Chairman of Israel Quarrying & Mining Associations and an Assistant Professor of Earthmoving Technology and Management at Haifa Technion.

     All Directors of the Company are elected by the shareholders for a one-year term and hold office until the next annual meeting of shareholders of the Company or until their successors are elected and qualify. Executive officers are appointed by the Company's Board of Directors for a one-year term and hold office until their successors are chosen and qualify, subject to earlier removal by the Board of Directors. There are no family relationships among the Company's Directors and Executive Officers.

                             EXECUTIVE COMPENSATION

     No executive officer of the Company received any compensation in 2000.

     The Company has not granted restricted stock or options to purchase Common Stock to its officers or employees.


                              CERTAIN TRANSACTIONS

     Pursuant to an agreement with CP Holdings, the Company pays CP Holdings $4,000 per month in reimbursement of amounts paid by CP Holdings to certain officers of the Company for time spent working for the Company. In addition, the Company's subsidiaries paid CP Holdings an aggregate of $828,000 in management fees for management services in 2000.

     During 2000, 1999 and 1998, Israel Tractor, Ltd., a subsidiary of the Company, purchased machinery and equipment, which at the request of the supplier, was channeled through CP Holdings. For the rendering of this service, CP Holdings received a fee of 2% of the purchases, or approximately $306,000, $279,000 and $287,000 during 2000, 1999 and 1998, respectively. The fee was used to cover administrative, financing and dealings with the supplier.

     During 2000, Israel Tractor advanced $3.3 million to CP Holdings, for a period of up to one year, with an option to renew the loan after giving 30 days prior notice. The loan is linked to the higher of the exchange rate of the U.S. dollar or the increase in the Consumer Price Index, and bears linked interest, which is charged quarterly, at the annual rate of 4%, based on the linkage terms of the principal of the loan. Because of the intention to renew the loan, the loan has been presented as a long term asset in the financial statements. As of September 30, 2001, the outstanding balance of the loan was $1.5 million.

     On October 15, 2001, CP Holdings commenced a tender offer to purchase the approximately 20% of common stock in the Company, for which it did not already own, at a price of $10.50 per share. The tender offer was subsequently amended on November 13, 2001. The tender offer expires on December 17, 2001.

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return of the Company's Common Stock, based on the market price of Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the NASDAQ Market Index. Because of the unique situation of the Company in recent years, in that it was a closed-end investment company holding substantial amounts of cash equivalents pending approval of its application for deregistration from the Investment Company Act (which was approved in October
1992), as well as its current diverse business in foreign jurisdictions, the Company has been unable to identify a peer group consisting of companies in a similar line of business, and instead has provided a comparison with a "peer group" of conglomerates.


                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG IIC INDUSTRIES, INC.,
                  NASDAQ MARKET INDEX AND PEER GROUP INTEREST


[GRAPHIC OMITTED]

                                                         FISCAL YEAR ENDING
COMPANY/INDEX/MARKET         12/29/1995    12/31/1996   12/31/1997    12/31/1998   12/31/1999   12/29/2000
IIC INDUSTRIES                 100.00         88.96       103.68         88.34        96.93       113.50
COMGLOMERATES                  100.00        129.89       173.16        226.32       316.65       316.82
NASDAQ MARKET INDEX            100.00        124.27       152.00        214.39       378.12       237.66


                     ASSUMES $100 INVESTED ON JAN. 1, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000

                                  OTHER MATTERS

     Management does not intend to present to the meeting any matters other than the matters referred to herein, and as of this date Management does not know of anything that will be presented by other parties. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.


                           2002 STOCKHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the 2002 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act must be received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than August 2, 2002. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2002 Proxy Statement.


                             SOLICITATION OF PROXIES

     The expense of this solicitation, expected to be nominal, will be borne by the Company. Solicitation will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company may make solicitations of proxies by telephone or telecopier. The Company may also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for their expenses in so doing. This Proxy Statement and the accompanying Proxy are first being sent to the Company's stockholders commencing on or about November 30, 2001.


                             ADDITIONAL INFORMATION

     Investors who wish to participate in the meeting may go to the New York Video Conference Center at 39 West 37th Street, 6th Floor, New York, New York 10018, at which there will be an open video conference call during the Annual Meeting, or to the offices of CP Holdings, CP House, Otterspool Way, Watford-By-Pass, Watford, WD25 8JP, United Kingdom.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE ON REQUEST BY WRITING TO THE SECRETARY OF THE COMPANY, IIC INDUSTRIES INC., 171 MADISON AVENUE, SUITE 200, NEW YORK, NEW YORK 10016.



                                            Fortunee F. Cohen
                                            Secretary


New York, New York
November 30, 2001

                               IIC INDUSTRIES INC.
              THIS PROXY IS SOLICITED FROM HOLDERS OF COMMON STOCK
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of IIC INDUSTRIES, INC. (the "Company") does hereby appoint SIR BERNARD SCHREIER and JOHN E. SMITH, and each of them, with full power of substitution and revocation, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 10, 2001, and at any adjournment thereof, upon:

   1. ELECTION OF DIRECTORS:

      FOR ALL NOMINEES LISTED BELOW  [ ]                                WITHHOLD AUTHORITY  [ ]
      (EXCEPT AS MARKED TO BE CONTRARY BELOW)        TO VOTE FOR ALL NOMINEES LISTED BELOW

 Sir Bernard Schreier, Robert M. Levy, John E. Smith, Robert Glatter and Alfred
                                    L. Simon.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
             OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE)
--------------------------------------------------------------------------------
   2. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT
                               PUBLIC ACCOUNTANTS:

                     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

   3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
                                    MEETING.

                      FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED HEREIN AND FOR PROPOSAL 2, AND THE PROXIES WILL VOTE AT THEIR DISCRETION UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING.

                          (PLEASE SIGN ON REVERSE SIDE)

                                                                          (OVER)

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby revokes any proxy or proxies heretofore given.


                                                DATED:                  , 2001


                                                -------------------------------
                                                SIGNATURE:


                                                -------------------------------
                                                SIGNATURE:

                                                (Please sign exactly as your
                                                name appears above. If share is
                                                owned in joint names, each
                                                joint owner must sign. If
                                                signing as executor,
                                                administrator, trustee,
                                                attorney or guardian, or as an
                                                officer of a corporation or
                                                general partner of a
                                                partnership, please also give
                                                your full title.)

                                                PLEASE COMPLETE, SIGN AND DATE
                                                THIS PROXY AND PROMPTLY RETURN
                                                IT IN THE ENCLOSED ENVELOPE. NO
                                                POSTAGE IS NECESSARY IF MAILED
                                                IN THE UNITED STATES.